Exhibit 99

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Annualized Dividend 1975-2003

2.50
2.00
1.50
1.00
0.50
0.00
$2.24
$0.30
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003

Payout Ratio

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
73%
67%
70%
71%
71%
70%
68%
67%
68%
71%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

6

conEdison, inc.

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15
10
5
0
-5
-10
-15
-20
-25
11.9%
-15.1%
-22.1%
6.5%
1.1%
-0.6%
9.2%
4.2%
9.3%
1 Year
5 Years
10 Years
Con Edison
S&P Electrics
S&P 500

7

conEdison, inc.

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Consolidated Edison, Inc.

Earnings Contributions - 2002

Regulated businesses
Non-regulated businesses
97%
3%

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conEdison, inc.

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Business Profile

Regulated Business Service Area

Orange and Rockland Utilities

- 285,000 electric customers
- 120,000 gas customers

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conEdison, inc.

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Consolidated Edison Company of New York

Service Area Peak Load Forecast

13,400
13,200
13,000
12,800
12,600
(MW)
12,400
12,200
12,000
11,800
11,600
2002
2003
2004
2005
2006
Year
Actual
Forecast

20

conEdison, inc.

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Bank St. Commons
White Plains
HRH Const. Co.

7 Times Square
42 St. & Bway.
Boston Properties

1 River Place
(42 St. & Westside Hwy.)
Silverstein Properties

MOMA
11 West 53 St.
AMEC Construction

AOL/Time Warner
Columbus Circle
Related Properties

REUTERS

Reuters
3 Times Square
Rudin Mgmt.

21

conEdison, inc.

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Consolidated Edison Company of New York

Infrastructure Investment

($ in Millions)
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
2001 Actual $983
2002 Actual $1,098
2003 Budget $1,107
Lower Manhattan Rebuild
East River Repowering
Common Plant
Steam
Gas
Electric

22

conEdison, inc.

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The Electrical System

Transmission
Distribution
Generating Station
Transformers
Transmission Substation
Area Substation
Transformers
Feeders
Network Customers
Radial Customers
Connection To Other

23
conEdison, inc.

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Planning for Growth and Reliability

Chelsea Area 2004

Before additional substation

Times Square
Grand Cen
Pennsylvania
Herald Sq.
Greeley Sq.
Kips Bay
Chelsea
Madison Square

Kips Bay & Greeley Square

Customer Needs	250 MW
Available	250 MW
Reserve	0 MW

Chelsea

Customer Needs	270 MW
Available	240 MW
Deficit	**30 MW**

24

conEdison, inc.

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Planning for Growth and Reliability
Chelsea Area 2004

Plan with additional substation

Times Square
Pennsylvania
Herald Sq.
Greeley Sq.
W. 30th St Station
Kips Bay
Fashion
Chelsea

Kips Bay & Greeley Square

Customer Needs	250 MW
Available	250 MW
Reserve	0 MW

Fashion/Empire

Customer Needs	60 MW
Available	90 MW
Reserve	30 MW

Chelsea

Customer Needs	210 MW
Available	240 MW
Reserve	30 MW

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Planning for Growth and Reliability
Chelsea Area 2005

Plan with additional substation

Times Square
Herald Sq.
Greeley Sq.
Kips Bay
Fashion
Empire
Chelsea

Chelsea

Customer Needs	215 MW
Available	240 MW
Reserve	25 MW

Kips Bay & Greeley Square

Customer Needs	210 MW
Available	250 MW
Reserve	40 MW

Fashion/Empire

Customer Needs	120 MW
Available	180 MW
Reserve	60 MW

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conEdison, inc.

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Consolidated Edison Company of New York

Electric Asset Base

Millions of $
Total Net Plant
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,161
$8,308
$8,495
$8,764
2000
2001
2002
2003*

Note: Indian Point 2 sold in 2001

* Projected

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Consolidated Edison Company of New York

Gas Asset Base

Millions of $
$2,000
$1,500
$1,000
$500
$0
$1,668
$1,736
$1,823
$1,930
2000
2001
2002
2003*
Total Net Plant

* Projected

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conEdison, inc.

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First Avenue Location Map

CLINTON
THEATER DISTRICT
GARMENT DISTRICT
EMPIRE STATE BLDG
MIDTOWN
CHRYSLER BLDG
GRAND CENTRAL TERMINAL
GRAMERCY
MURRAY HILL
NYU MEDICAL
VILLAGE
EAST SIDE
FASHION INST. OF TECHNOLOGY
TIMES SQ
BETH ISRAEL MED. CTR.

30
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Congestion Under Manhattan's Streets Offers Challenges

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Conservative, Integrated Approach to Competitive Energy Businesses

Con Edison Development
Con Edison Energy
End Users
Con Edison Solutions
Other Suppliers
Other Wholesale Counterparties

35
conEdison, inc.

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Con Edison Communications' Technologically Advanced Network

Yonkers
Paterson
Newark
Elizabeth
New York

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conEdison, inc.

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Con Edison Communications' Metropolitan Area Business Model

Projected Business Volume

Carrier
Enterprise
Middle Market

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conEdison, inc.

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Exhibit 99

We Never Left the Basics

[PICTURE]

[LOGO]

Deutsche Bank Securities

2003 Electric Power Conference

New York, NY

Joan S. Freilich

Executive Vice President & Chief Financial Officer

June 10, 2003

This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company’s SEC reports.

Consolidated Edison, Inc.

•      Value as investment

•      Core strengths

•     Maintaining our edge

•      Balance sheet strength and flexibility

NYSE ticker	ED
Stock price (52-week range)	$32.65-$46.02
Shares outstanding	224 million
Market capitalization	$10 billion
P/E ratio (2003E First Call)	14.9	x
Current dividend yield	Over 5%

A Compelling Dividend Record:
29 consecutive years of dividend increases

Annualized Dividend 1975-2003

[CHART]

Payout Ratio

[CHART]

Payout ratios for 2000 and 2002 exclude one-time merger-related and replacement power charges and the effect of changes in accounting principles.

Total Return to Shareholders
Average annual total returns for periods ending December 31, 2002

[CHART]

Common Stock Issued

Size of Issue:	8.7 million shares

Greenshoe exercised:	870,000 shares

Proceeds:	Approximately $380 million

Use of Proceeds:	Primarily for Con Edison Company of New York construction expenditures

Lead Managers:	Citigroup / Merrill Lynch

Keys to Our Success

•     Unwavering strategic focus

•     Low risk business model

•     Constructive regulatory relationships

•     Conservative business philosophy that seeks to maintain financial strength

•     Disciplined approach to non-regulated business opportunities

•      Highest standards of corporate governance and integrity

Focus Remained on Core Business Through All Industry Changes

•     1997               Reached historic electric restructuring accord

•     1999               Divested fossil electric generation

•     1999               Completed acquisition of ORU

•      2001               Sold Indian Point 2

•      2002               Began East River repowering

Consolidated Edison, Inc.
Earnings Contributions - 2002

[CHART]

2003 1st Quarter Earnings Per Share of $0.72

Major Factors Affecting Earnings

1st Quarter 2003 Compared With 2002	EPS ($)
Con Edison of New York:
Impact of cold weather in 2003 vs. mild weather in 2002	0.13
Sales growth from factors other than weather	0.06
Reduced net credit for pensions & OPEB	(0.08)
Regulatory accounting/amortizations	(0.09)
Higher depreciation and property tax expense	(0.03)
Amortization of divestiture gain in 2002	(0.06)
Orange & Rockland	0.02
Cumulative effect of change in accounting principle for goodwill impairment in ‘02	0.10
All other	(0.01)
TOTAL	0.04

2003 Earnings Guidance of $2.82 - $2.97 per share

Business Profile
Regulated Business Service Area

[PICTURE]

Con Edison Company of NY

•      32,763 miles of overhead distribution lines

•      89,910 miles of underground distribution lines

•      4,249 miles of gas mains

•     87 miles of steam mains

[PICTURE]

•     3.1 million electric customers

•     1.1 million gas customers

•      1,838 steam customers

[PICTURE]

Orange and Rockland Utilities

•   5,109 miles of overhead distribution lines

•   2,630 miles of underground distribution lines

•    1,795 miles of gas mains

[PICTURE]

•    285,000 electric customers

•    120,000 gas customers

Business Profile

•     Serves world’s foremost financial, cultural and communication center

•     Solid sales growth despite economic downturn

•     Achieved favorable restructuring outcome

•   Stranded cost recovery

•   Continued recovery of energy costs

•   Generation divestiture

•     Strong cost controls

•     Nation’s highest electric reliability

Rate Agreements Provide Regulatory Stability with Incentives

•     Long history of constructive rate agreements

•     Continued recovery of energy costs

•     Financial incentives for improved performance

•     Sharing of electric earnings above 11.75% ROE

•     Average earned ROE for past 10 years is 12.2%

•     Rate agreements ending:

•   CECONY: Electric— 3/05; Gas/Steam– 9/04

•   O&R: Electric– 12/02; Gas– 9/03

Our Supply/Demand Outlook

•      New York State

•    18% capacity reserve in excess of peak load

•    Summer of 2002 – supplies were adequate

•      New York City

•    80% of peak load from in-city supply

•    Remaining 20% plus 18% reserve can be from outside NYC

•    Summer of 2002 – met unprecedented demand reliably

•    New generation needed for the future

•    New transmission projects may help

Adequate New York City Capacity

2003 NYC Electric Power Outlook

Peak load - NYC	11,020	MW

Required in-city capacity (80%)	8,816	MW

Actual in-city capacity	8,827	MW

Import capability (approx.)	5,000	MW

Supply from in-city and imported resources	125%

Helping to Ensure Adequate Electric Supply

•      December 2002 - Issued RFP for 500 MW of new capacity

•      Must be delivered in NYC for up to 10 years beginning May 1, 2006

•      Must be in-city and combined-cycle or baseload

•      Contract awarded to Astoria Energy

Consolidated Edison Company of New York

Service Area Peak Load Forecast

[CHART]

[PICTURE]

Bronx Housing Dvlpmt.

White Plains Rd./
Sound View Ave.

The Beechwood Org.

[PICTURE]

Bank St. Commons

White Plains

HRH Const. Co.

[PICTURE]

7 Times Square

42 St. & Bway.

Boston Properties

[PICTURE]

1 River Place

(42 St. & Westside Hwy.)

Silverstein Properties

[PICTURE]

MOMA

11 West 53 St.

AMEC Construction

[PICTURE]

AOL/Time Warner

Columbus Circle

Related Properties

[PICTURE]

Reuters

3 Times Square

Rudin Mgmt.

Consolidated Edison Company of New York
Infrastructure Investment

[CHART]

The Electrical System

[GRAPHIC]

Planning for Growth and Reliability
Chelsea Area 2004

Before additional substation

[GRAPHIC]

Plan with additional substation

[GRAPHIC]

Planning for Growth and Reliability
Chelsea Area 2005

Plan with additional substation

[GRAPHIC]

Consolidated Edison Company of New York

Electric Asset Base

[CHART]

Gas Asset Base

[CHART]

East River Repowering

[PICTURE]

FIRST AVENUE LOCATION MAP

[PICTURE]

85’ deep at 20th St. - 4,100 feet long - 125’ deep at 36th St.

12 1/2  foot bore, 10 foot finished diameter

Congestion Under Manhattan’s Streets Offers Challenges

[PICTURE]

Tunnel Boring Machine

[PICTURE]

First Avenue Tunnel

[PICTURE]

Lower Manhattan Rebuild

•      Cost – mostly capital - includes:

•    Emergency response

•    Temporary restoration

•    Permanent replacement of facilities

•      Federal reimbursement has been approved but not yet disbursed

•      Cost incurred as of March 31, 2003

•    $217 million

Conservative, Integrated Approach to Competitive Energy Businesses

[CHART]

Unregulated Generation and Energy Marketing Focused in Northeast

CED operates 1,700 MW of generation, including:

•    Newington, NH

•    Springfield, MA

•    Lakewood, NJ

•    Rock Springs, MD

[GRAPHIC]

CEE markets kWh & fuel:

•    Serves 1,500 MW of retail load

•    Markets 1,500 MW of generation

•    Supplying gas and/or oil to 4,000 MW

Con Edison Communications’ Technologically Advanced Network

[GRAPHIC]

•     Use of self-healing rings ensures highest reliability and scale

•     Building networks for large financial institutions

Con Edison Communications’  Metropolitan Area Business Model

Projected Business Volume

[CHART]

•        Connections to 11 carrier hotels

•        Connections to 120 buildings

•        350 fiber miles in place

Balance Sheet Strength and Flexibility

($ millions)	3/31/03

	GAAP	%	Proforma*	%

Short-Term Debt	945	7.2%	445	3.4%

Long-Term Debt	6,017	45.7%	6,192	46.9%

Preferred & Minority Int.	221	1.7%	221	1.7%

Shareholders’ Equity	5,977	45.4%	6,320	48.0%

	$13,160		$13,178

*  Proforma for (1) gross proceeds from equity offering; and (2) issuance of $175 million of 5.875% Debentures completed in April 2003 less $150 million maturity in April 2003.

Excludes off balance sheet financing of $353 million for the Newington project.

Superior Credit Quality

•                  A2 / A- / A- Senior unsecured ratings – holding company

•                  A1 / A / A+ Senior unsecured ratings – regulated businesses

•                  P1 / A1 / F1 Commercial paper ratings

•                  No ratings triggers

•                  Minimal off balance sheet financing

•                  Transparent financials

Strong Operating Cash Flow and Ample Liquidity

	2003
Sources
Cash	408
Unused Revolver Capacity	800
Cash Flow from Operations	977
WTC Reimbursement	165
Planned Capital Issuances
- Debt	175	*
- Equity	416
Total Liquidity Sources	2,941

Uses
Debt Maturities	475
Regulated Construction Expenditures	1,179
Unregulated Investments	145
Dividends	503	**
Other	110
Total Liquidity Uses	2,412

Net Liquidity	529

*   $175 mm 5.875% Taxable Debentures issued in April 2003

** Assumes 9.57 million shares issued and dividends paid for 2 subsequent quarters.  Also includes preferred dividend.

Our Value for Investors

•                  Most reliable electric delivery system

•                  Focused investment in infrastructure

•                  Dependable and predictable earnings stream

•                  Strong balance sheet and solid credit ratings

•                  Total return for past 10 years more than double industry average

•                  Stability in the midst of market uncertainty

•                  Strong credibility in the market